AMENDMENT TO SECOND AMENDED AND RESTATED CONSULTING AGREEMENT

THIS AMENDMENT TO SECOND AMENDED AND RESTATED CONSULTING AGREEMENT (“Amendment”) is made effective September 1, 2006, by and between NAVITRAK INTERNATIONAL CORPORATION (the “Company”), a Nevada corporation with its principal business office located at 252 N Washington Street, Falls Church, VA 22046, and G.M. CAPITAL PARTNERS, LTD. (“Consultant”), a British Virgin Islands company with offices at Usteristrasse 19 POB 6681 CH-8023 Zurich, Switzerland.

WHEREAS:

A.           The Company and the Consultant are all of the parties to that certain Second Amended and Restated Consulting Agreement dated as of December 12, 2005 (the “Agreement”) which amends and restates a Consulting Agreement dated December 1, 2004 (the “Original Agreement”);

B.           The Agreement provides for the provision of services by the Consultant to the Company in exchange for, among other things, 2,000,000 Series A share purchase warrants of the Company (the “Series A Warrants”) 1,000,000 Series B share purchase warrants of the Company (the “Series B Warrants”) and 1,000,000 Series C share purchase warrants of the Company (the “Series C Warrants”);

C.           At the time of execution of the Original Agreement the parties anticipated that the Company would become a reporting company under the Securities Exchange Act of 1934 during calendar year 2005, with a listing on the OTC Bulletin Board and greater liquidity than it currently has;

D.           Under the terms of the Agreement, the Series B Warrants and the Series C Warrants will not vest unless and until the Consultant has exercised all of the Series A Warrants;

E.           The Company has filed a registration statement on Form SB-2 (the “Registration Statement”) but the process of causing the Registration Statement to become effective has taken more time than was originally anticipated;

F.            The Consultant has not exercised any of the Series A Warrants and is unwilling to do so until the Registration Statement is declared effective;

G.           Both parties believe it to be in their best interest to restructure the vesting and expiration dates of the Series A Warrants and the Series B Warrants in order to give the Consultant incentive and opportunity to exercise some or all of them for some period of time following the date that the Company becomes a reporting company.

NOW THEREFORE, for and in consideration of Ten Dollars cash in hand paid by the Consultant to the Company, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by both parties, the Company and the Consultant do hereby agree as follows:

CW890716.1

1.

Section 3(c) of the Agreement is hereby amended by deleting the words and punctuation “January 15, 2006 and ending on November 30, 2006.” and replacing the same with the following: “the date (the “Effective Date”) that the Securities and Exchange Commission first declares effective the SB-2 registration statement originally filed by the Company on December 30, 2005 as the same may be amended from time to time, and ending on the first anniversary of the Effective Date.”

2.	Section 3(d) of the Agreement is hereby amended by deleting the date “November 30, 2006” and inserting in its place the date “November 30, 2008”.
3.	This Amendment may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.
4.

Delivery of an executed copy of this Amendment by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Amendment as of the date set forth on page one of this Agreement.

5.	Time is of the essence of this Amendment.
6.	Except as expressly amended by this Amendment, the terms of the Agreement are reaffirmed and the parties acknowledge that the Agreement is in good standing as at the date hereof.

This Amendment has been executed as of the day and year first above written.

NAVITRAK INTERNATIONAL CORPORATION

By: /s/ signed

Authorized Signatory

G.M. CAPITAL PARTNERS, LTD.

By: /s/ signed

Authorized Signatory

CW890716.1